Summary Prospectus

Aberdeen Select International Equity Fund II

(formerly known as the Artio International Equity Fund II)

February 28th, 2014

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/aam.nsf/usRetail/literatureEquity. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 800-387-6977 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2014, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: JETAX  Class I: JETIX

Objective

The Aberdeen Select International Equity Fund II (the "Select International Equity Fund II" or the "Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Select International Equity Fund II.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Institutional Class Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.11%	0.14%
Total Annual Fund Operating Expenses	1.26%	1.04%

Example

This Example is intended to help you compare the cost of investing in the Select International Equity Fund II with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$128	$400	$692	$1,523
Institutional Class shares	$106	$331	$574	$1,271

Portfolio Turnover

The Select International Equity Fund II pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Select International Equity Fund II invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. Some of these countries may be considered to be emerging market countries. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Select International Equity Fund II.

The Fund invests in companies that the Adviser considers to be midcap and larger companies, which the Adviser currently views to be companies that generally have a market capitalization greater than $2.5 billion as determined at the time of purchase.

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Principal Risks

The Select International Equity Fund II cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Foreign Securities Risk: Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

•  Market Risk: The Fund could lose value if the individual securities in which it invests or overall markets in which such securities trade decrease in value.

•  Mid-Cap Securities Risk: In general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.

•  Securities Selection Risk: The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Select International Equity Fund II. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 800-387-6977.

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") and Aberdeen Asset Managers Limited ("AAML") became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Annual Total Returns–Class A Shares
(Years Ended Dec. 31)

Best Quarter: 21.94%–2nd quarter 2009
Worst Quarter: -24.29%–3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Returns
As of December 31, 2013

	1 Year	5 Years	Since Inception
Class A shares (inception date: 5/4/05)–Before Taxes	11.41%	6.30%	4.16%
Class A shares–After Taxes on Distributions	11.39%	5.93%	3.85%
Class A shares–After Taxes on Distributions and Sales of Shares	6.46%	5.04%	3.42%
Institutional Class shares (inception date: 5/4/05)–Before Taxes	11.72%	6.57%	4.45%
MSCI All Country World ex-U.S. Index (reflects no deduction for expenses or taxes)	15.29%	12.81%	6.70%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Select International Equity Fund II's investment adviser. The Adviser has selected Aberdeen Asset Managers Limited ("AAML") as subadviser to the Fund.

02  Aberdeen Select International Equity Fund II: Summary Prospectus as of February 28, 2014

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares

To open an account Additional investment	$1,000 $1,000
To open an IRA account Additional investment	$100 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$100 No Minimum

Institutional Class Shares

To open an account Additional investment	$1,000,000 No Minimum
To open an IRA account Additional investment	$1,000,000 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$1,000,000 No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund's distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund's discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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